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                                                                    EXHIBIT 23.2


INDEPENDENT ACCOUNTANTS' CONSENT

The Board of Directors
Engage Technologies, Inc.

We consent to the use of our reports incorporated by reference in the registration statement on Form S-8 of Engage Technologies, Inc.


KPMG LLP


Boston, Massachusetts
December 20, 1999